Important Information regarding the Federated Money Market Funds

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

1.  Under the section entitled “Securities in Which the Fund Invests”, please add the following immediately preceding the subsection entitled “SPECIAL TRANSACTIONS”:

CREDIT ENHANCEMENT

The Fund may invest in securities with credit enhancement.  Credit enhancement consists of an arrangement in which an entity agrees to pay amounts due on a fixed-income security if the issuer defaults.  In some cases the entity providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer.  Normally, the credit enhancer may have greater financial resources and liquidity than the issuer.  For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

The Fund will only invest in securities with credit enhancement if the entity providing the credit enhancement is the U.S. government, or an agency or instrumentality of the U.S. government.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds.  Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security.  If a default occurs, these assets may be sold and the proceeds paid to security’s holders.  Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.  In addition, credit enhancement includes agreements to lend to the issuer amounts sufficient to repay or purchase the securities, provided that the Adviser has determined that the loan commitment will be available except under remote circumstances.

November 13, 2009

41706 (11/09)

For purposes of this supplement, Federated Money Market Funds include the following (including any of their share classes):

Cash Trust Series, Inc.
Government Cash Series

Money Market Obligations Trust:
Federated Government Reserves Fund
Liberty U.S. Government Money Market Trust

Important Information regarding the Federated Money Market Funds

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION

1. Under the section entitled "Securities in Which the Fund Invests", please delete the description of "Credit Enhancement" and replace it with the following:

Credit Enhancement

The Fund may invest in securities with credit enhancement.  Credit enhancement consists of an arrangement in which an entity agrees to pay amounts due on a fixed-income security if the issuer defaults.  In some cases the entity providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer.  Normally, the credit enhancer may have greater financial resources and liquidity than the issuer.  For this reason, the Adviser may evaluate the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds.  Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security.  If a default occurs, these assets may be sold and the proceeds paid to security’s holders.  Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.  In addition, credit enhancement includes agreements to lend to the issuer amounts sufficient to repay or purchase the securities, provided that the Adviser has determined that the loan commitment will be available except under remote circumstances.

November 13, 2009

(11/09)

For purposes of this supplement, Federated Money Market Funds include the following (including any of their share classes):

Cash Trust Series, Inc.
Prime Cash Series